UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:January 30, 2014
(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

KS	1-3368	44-0236370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of Principal Executive Offices)	(Zip Code)

(417) 625-5100
 (Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Empire District Electric Company (the “Company”) reported today that, on January 30, 2014, Moody’s announced that it had upgraded the Company's corporate credit rating to Baa1 from Baa2, First Mortgage Bonds to A2 from A3, senior unsecured debt to Baa1 from Baa2, Senior Secured Shelf to (P)A2 from (P)A3, and Subordinate Shelf to (P)Baa2 from (P)Baa3. The Company's commercial paper rating of P-2 was affirmed. Moody's outlook for Empire is stable.

A copy of the Company’s press release announcing the credit upgrade is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.         Description

99.1                      Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated January 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

		By	/s/	Laurie A. Delano
			Name:	Laurie A. Delano
			Title:	Vice President - Finance and Chief
Financial Officer

Dated:	January 31, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated January 31, 2014

4